                                                                    Exhibit 99.1

                              September 18, 2000

                                 $375,000,000
                                 (Approximate)

                           GreenPoint [LOGO] Credit


                      Manufactured Housing Contract Trust
                   Pass-Through Certificates, Series 2000-5

                            GreenPoint Credit, LLC
                              Servicer and Seller

                          $375,000,000 (Approximate)
                           -------------------------
                          -------MBIA Guaranty------
               $125,000,000 Auction Rate Class A-1 Certificates
               $125,000,000 Auction Rate Class A-2 Certificates
               $125,000,000 Auction Rate Class A-3 Certificates

                            Computational Materials


Neither the Seller, the Servicer, nor the Trust, nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. Neither the Seller, the Servicer, nor the Trust has prepared, reviewed or participated in the preparation hereof. The Seller, the Servicer and the Trust are not responsible for the accuracy hereof and they have not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

Certificate Description


      -------------------------------------------------------------------------------------------------------
                                                    Class A-1           Class A-2             Class A-3
      Principal Amount:                            125,000,000         125,000,000           125,000,000
      Ratings (Moody's/S&P):                         Aaa/AAA             Aaa/AAA               Aaa/AAA

      Wtd Avg. Life:                                 1.41 yr             4.52 yr              10.50 yr
      Principal Payment Begins:                      Month 1             Month 33             Month 80
      Principal Payment Ends:                        Month 33            Month 80             Month 157
      Principal Payment Window:                     33 months           48 months             78 months
      Expected Final (to call on A-3):              July 2003           June 2007           November 2013
      Last Sched. Distribution:                   November 2017         March 2023          October 2031

      First Coupon:                                  11/6/00             11/13/00             11/14/00
      Distribution Date/(1)/:                         4/th/               11/th/               14/th/
      Delay Days:                                       0                   0                     0
      Accrued Interest:                            Settles Flat        Settles Flat         Settles Flat
      Coupon Type:                                 Auction Rate        Auction Rate         Auction Rate
      Day Count:                                    Actual/360          Actual/360           Actual/360
      Authorized Denominations:                    $25,000 and         $25,000 and           $25,000 and
                                                    multiples           multiples             multiples
                                                    thereafter          thereafter           thereafter
      ERISA Eligible:                                  Yes                 Yes                   Yes
      SMMEA:                                           Yes                 Yes                   Yes
      -------------------------------------------------------------------------------------------------------

      (1) Or the next business day if such a day is not a business day.




This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Title of Securities:              GreenPoint Credit Manufactured Housing
                                  Contract Trust Pass-Through Certificates,
                                  Series 2000-5 (together, the "Certificates").

Description of Transaction:       The certificates will be insured by MBIA and
                                  have three offered classes of auction rate certificates (Class A-1, Class A-2 and
                                  Class A-3). The collateral consists of
                                  actuarial and simple interest adjustable rate manufactured housing installment sales contracts, installment loan agreements and certain other assets. The trust will also issue Class R Certificates which are not being offered.

Credit Enhancement                Credit enhancement for the Class A-1, Class A-
                                  2 and Class A-3 Certificates will be provided by an insurance policy from MBIA and excess interest generated by the contracts.

Contract Pool:                    The contract pool contains approximately 8,148
                                  floating-rate contracts with an aggregate scheduled principal balance as of August 31, 2000 of approximately $374,998,678.29.

Advances:                         The Servicer will advance its own funds to
                                  cover any shortfalls in payments of principal and interest due on the offered certificates resulting from delinquent payments on the contracts in any month, to the extent it deems such amounts recoverable. Any advances made with respect to a distribution date will not exceed the amount of delinquent contract payments that were due in the prior month.

Trustee:                          Bank One, National Association.

Auction Agent:                    Bankers Trust Company.

Lead Manager:                     Salomon Smith Barney.

Seller and Servicer:              GreenPoint Credit, LLC.

Cut-Off Date:                     August 31, 2000.

Pricing Date/(1)/:                September 21/22, 2000.

Closing Date/(1)/:                September 27, 2000.

Form of Certificates:             Book entry form, same day funds (through DTC,
                                  Euroclear and Clearstream).

Prepayment Pricing Speed:         250% MHP.

Optional Termination:             10% clean-up call, or, if the call is not
                                  exercised, a termination auction subject to certain requirements.

Servicing Fee:                    The Monthly Servicing Fee will be equal to the
                                  product of one-twelfth of 1.00% of the Pool
                                  Scheduled Principal Balance for the related distribution date, whether or not the related scheduled payments on the Contracts are received. The available distribution amount will be net of the Monthly Servicing Fee.

_________________________________
/(1)/ Subject to change.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distribution Date            Class A-1
                             ---------

                             The 4/th/ day of each month or, if such day is not a business day, the next succeeding business day, beginning on November 6, 2000. Interest and principal distributions to Certificateholders on each distribution date are based on a Collection Period of the second calendar month preceding such distribution date. Assuming payment on the 4/th/ of each month, funds are distributed approximately 34 days after the related Collection Period.

                             Class A-2
                             ---------

                             The 11/th/ day of each month or, if such day is not a business day, the next succeeding business day, beginning on November 13, 2000. Interest and principal distributions to Certificateholders on each distribution date are based on a Collection Period of the second calendar month preceding such distribution date. Assuming payment on the 11/th/ of each month, funds are distributed approximately 41 days after the related Collection Period.

                             Class A-3
                             ---------

                             The 14/th/ day of each month or, if such day is not a business day, the next succeeding business day, beginning on November 14, 2000. Interest and principal distributions to Certificateholders on each distribution date are based on a Collection Period of the second calendar month preceding such distribution date. Assuming payment on the 14/th/ of each month, funds are distributed approximately 44 days after the related Collection Period.

Interest Accrual Period:     The Class A-1, Class A-2 and Class A-3 Certificates
                             will accrue interest at a rate equal to the product of (i) the actual number of days during the interest period divided by 360 and (ii) the applicable pass-through rate on the certificate balance thereof immediately prior to such distribution date. For any distribution date, the interest period for the certificates is the period from and including the preceding distribution date
                             (or from the closing date with respect to the first distribution date) through the day prior to the related distribution date.

Pass-Through Rates:          The Class A-1, Class A-2 and Class A-3 Pass-Through
                             Rates will be adjusted each month as specified by the auction procedures as described in Annex II and Annex III in the prospectus supplement. The pass-through rates on the offered certificates are capped at the weighted average of the net contract rates of the contracts. The amount of interest due in excess of the net contract rates ("Net Funds Cap
                             Carryover Amount") is not rated by the rating agencies or guaranteed under the MBIA policy but is payable to Certificateholders to the extent of funds available therefor before any funds are distributed to the Class R Certificates.

                             The Net Contract Rate is defined as (a) for the first twelve Distribution Dates, the related Contract Rate on the first day of the related Collection Period minus 1.00% and (b) for each Distribution Date thereafter, the related Contract Rate on the first date of the related Collection Period minus 1.50%.

Principal Distribution:      The available distribution amount with respect to
                             the contracts remaining after the distribution of interest on the Certificates and the payment of certain fees and expenses of the Trust will be distributed to the Class A-1, Class A-2, Class A-3
                             Certificates in the order described under "Distributions of Principal and Interest" below.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Allocation of Losses:        In the event that losses on the contracts reduce
                             the amounts available for distribution to the Class
                             A-1, Class A-2, and Class A-3 Certificates and there is no payment under the certificate insurance policy, losses will be allocated pro rata among the Class A-1, Class A-2, and Class A-3 Certificates.

Certificate Insurer:         Timely interest and principal payments on the
                             Certificates will be guaranteed by MBIA Insurance
                             Corporation ("MBIA"). MBIA's claims-paying ability is rated AAA/Aaa by Standard & Poor's and Moody's, respectively. Payments of Net Funds Cap Carryover
                             Amounts (as defined in the Prospectus Supplement) are not guaranteed by MBIA.

ERISA Considerations:        Class A-1, Class A-2, and Class A-3 Certificates
                             are ERISA-eligible.

Taxation:                    REMIC for federal income tax purposes.

Legal Investment:            Class A-1, Class A-2, and Class A-3 Certificates
                             will be SMMEA-eligible.

Prospectus:                  The Certificates are being offered pursuant to a
                             Prospectus supplemented by a Prospectus Supplement
                             (together, the "Prospectus"). Complete information with respect to the Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that anything herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


Payments on Auction Rate Securities

---------------------------------------------------------------------------------------------------------------------------
                                     Initial                                                    First
Class     Amount    Collection       Accrual       First    Auction       Auction Date      Distribution   Distribution
                      Period          Period      Auction    Period                             Date           Date
---------------------------------------------------------------------------------------------------------------------------
A-1    $125,000,000    9/1/2000      40 days     11/3/2000   1 month    Business day before    11/6/2000   4/th/ of each
                    --9/30/2000                                          distribution date                    month
A-2    $125,000,000    9/1/2000      47 days    11/10/2000   1 month    Business day before    11/13/2000   11/th/ of each
                    --9/30/2000                     0                    distribution date                     month
A-3    $125,000,000    9/1/2000      48 days    11/13/2000   1 month    Business day before    11/14/2000   14/th/ of each
                    --9/30/2000                     0                    distribution date                     month
---------------------------------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distributions of Principal and Interest

Amounts distributable to holders of the Certificates shall be allocated on each Distribution Date in the following order of priority:

1. to pay interest on the Class A-1, Class A-2 and Class A-3 Certificates, pro rata based on the amount of interest to which they are entitled;

2. to pay principal of the Class A-1 Certificates until the Class A-1 Certificate Balance is reduced to zero; then to pay principal of the Class A-2 Certificates until the Class A-2 Certificate Balance is reduced to zero; then to pay principal of the Class A-3 Certificates until the Class A-3 Certificate Balance is reduced to zero;

3. to make deposits, if required, to the Special Account as established under and required by the Insurance Agreement;

4. to pay any applicable Net Funds Cap Carryover Amounts (as defined in the Prospectus Supplement) to the Class A-1, Class A-2 and Class A-3 Certificateholders pro rata on the basis of the Class A-1, Class A-2 and Class A-3 Net Funds Cap Carryover Amount (as defined in the Prospectus Supplement), respectively;

5. to pay the Auction Agent certain amounts that may be required to be paid pursuant to the pooling agreement; and

6.   to pay any remaining available funds to the holder of the Class R
     Certificate

The Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Characteristics of GreenPoint Manufactured Housing Collateral

--------------------------    ---------------------------
Collateral                    2000-5
--------------------------    ---------------------------

Principal Amount ($MM)        $374,998,678.29
Number of Loans               8,148
Average Loan Balance          $46,023.40

Wtd. Avg. Rem. Term           301.5 months
Wtd. Avg. Seasoning           1.6 months
Wtd. Avg. APR                 9.92%
Wtd. Avg. LTV                 88.52%
Percent LTV>=91.0% (by $)     25.74%
% New Contracts (by $)        89.6%
Top 5 States                  TX  10.94%
                              NC  8.60%
                              GA  7.74%
                              FL  6.86%
                              AL  5.27%
Wtd. Avg. Periodic Cap        2.00%
Wtd. Avg. Lifetime Cap        14.92%
Index                         99.91% 12M LIBOR
                              0.09%   1-year CMT
Wtd. Avg. Margin              4.80%
Land Homes                    22.7%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

COLLATERAL TABLES
-----------------
Geographical Distribution of Manufactured Homes

State                 Count               Balance       % by  Balance
---------------------------------------------------------------------
Alabama                 451       $ 19,774,508.67                5.27
Arizona                 169          8,507,490.95                2.27
Arkansas                162          6,704,820.97                1.79
California               31          1,213,501.26                0.32
Colorado                 47          2,233,938.62                0.60
Delaware                 12            480,887.35                0.13
Florida                 464         25,735,411.41                6.86
Georgia                 615         29,021,110.47                7.74
Idaho                    64          3,716,828.53                0.99
Illinois                116          5,066,565.90                1.35
Indiana                 182          9,000,554.16                2.40
Iowa                    181          7,015,837.08                1.87
Kansas                   94          4,160,833.29                1.11
Kentucky                366         16,686,825.03                4.45
Louisiana               150          6,090,699.05                1.62
Maine                    11            710,673.67                0.19
Maryland                 27          1,199,488.88                0.32
Michigan                221         10,115,174.82                2.70
Minnesota               169          6,661,709.27                1.78
Mississippi             484         18,465,477.21                4.92
Missouri                365         13,949,667.61                3.72
Montana                  62          2,815,945.07                0.75
Nebraska                 42          2,019,169.06                0.54
Nevada                   79          4,588,892.52                1.22
New Hampshire             8            370,439.75                0.10
New Mexico              104          5,160,406.61                1.38
New York                 27          1,316,325.53                0.35
North Carolina          636         32,251,185.35                8.60
North Dakota             38          1,686,462.91                0.45
Ohio                    151          7,619,584.75                2.03
Oklahoma                155          6,325,983.85                1.69
Oregon                  139          8,527,196.76                2.27
Pennsylvania             49          2,088,753.24                0.56
South Carolina          254         11,102,431.07                2.96
South Dakota            138          6,509,157.01                1.74
Tennessee               268         12,702,838.84                3.39
Texas                   934         41,036,531.69               10.94
Utah                     54          2,956,888.41                0.79
Vermont                  13            759,177.11                0.20
Virginia                137          6,837,795.42                1.82
Washington              134          8,488,360.21                2.26
West Virginia           167          6,428,006.17                1.71
Wisconsin               154          5,641,243.21                1.50
Wyoming                  24          1,253,899.55                0.33
---------------------------------------------------------------------
Total                 8,148       $374,998,678.29              100.00


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distribution of Original Principal Balances

Original Principal       Count              Balance      % by Balance
Balance
---------------------------------------------------------------------
   4,254  -     5,000        3      $     13,005.00              0.00
   5,001  -     7,500        6            39,075.84              0.01
   7,501  -    10,000       45           399,499.30              0.11
  10,001  -    12,500       62           689,262.40              0.18
  12,501  -    15,000       97         1,324,593.87              0.35
  15,001  -    17,500      132         2,109,644.46              0.56
  17,501  -    20,000      143         2,658,064.45              0.71
  20,001  -    22,500      203         4,293,640.19              1.14
  22,501  -    25,000      272         6,461,617.99              1.72
  25,001  -    27,500      381         9,970,718.73              2.66
  27,501  -    30,000      413        11,860,557.55              3.16
  30,001  -    32,500      429        13,336,919.13              3.56
  32,501  -    35,000      454        15,297,643.95              4.08
  35,001  -    40,000      889        33,236,643.20              8.86
  40,001  -    45,000      846        35,847,283.34              9.56
  45,001  -    50,000      808        38,298,983.59             10.21
  50,001  -    55,000      724        37,885,981.79             10.10
  55,001  -    60,000      582        33,327,128.57              8.89
  60,001  -    65,000      447        27,822,599.32              7.42
  65,001  -    70,000      297        19,971,168.19              5.33
  70,001  -    75,000      226        16,275,229.56              4.34
  75,001  -    80,000      159        12,251,835.06              3.27
  80,001  -    85,000      120         9,867,933.64              2.63
  85,001  -   232,156      410        41,759,649.17             11.14
---------------------------------------------------------------------
  Avg      $46,158.32    8,148      $374,998,678.29            100.00

Distribution of Original Loan-to-Value Ratios

LTV (%)                  Count              Balance      % by Balance
---------------------------------------------------------------------
  20.118  -  50.499         69      $  1,526,971.65              0.41
  50.500  -  60.499         65         2,093,743.63              0.56
  60.500  -  70.499        142         6,105,625.53              1.63
  70.500  -  80.499        781        35,065,563.74              9.35
  80.500  -  85.499        878        41,409,442.03             11.04
  85.500  -  90.499      3,951       182,147,513.93             48.57
  90.500  -  95.499      2,115       101,236,323.63             27.00
  95.500  -  99.282        147         5,413,494.15              1.44
---------------------------------------------------------------------
Wtd          88.522      8,148      $374,998,678.29            100.00
Avg



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distribution of Contract Rates

Contract Rate (%)     Count              Balance      % by Balance
------------------------------------------------------------------
  5.75  -   5.99          1      $     85,854.19              0.02
  6.00  -   6.24         12           975,477.51              0.26
  6.25  -   6.49         17         1,274,955.35              0.34
  6.50  -   6.74         22         1,443,435.25              0.38
  6.75  -   6.99         46         3,722,623.18              0.99
  7.00  -   7.24         86         5,975,675.89              1.59
  7.25  -   7.49        127         8,413,861.79              2.24
  7.50  -   7.74        250        19,027,587.77              5.07
  7.75  -   7.99        228        14,156,143.30              3.77
  8.00  -   8.24        200        11,789,619.78              3.14
  8.25  -   8.49        287        16,642,141.83              4.44
  8.50  -   8.74        396        25,079,634.95              6.69
  8.75  -   8.99        322        18,210,724.21              4.86
  9.00  -   9.24        250        13,617,650.77              3.63
  9.25  -   9.49        452        22,248,620.06              5.93
  9.50  -   9.74        417        20,718,060.00              5.52
  9.75  -   9.99        378        18,274,414.24              4.87
 10.00  -  10.24        504        23,342,070.19              6.22
 10.25  -  10.49        266        11,492,255.66              3.06
 10.50  -  10.74        357        15,347,515.72              4.09
 10.75  -  10.99        328        13,700,265.06              3.65
 11.00  -  11.24        458        19,434,618.30              5.18
 11.25  -  11.49        303        11,499,150.74              3.07
 11.50  -  11.74        328        13,721,766.48              3.66
 11.75  -  11.99        210         7,655,628.15              2.04
 12.00  -  12.24        260         9,598,399.19              2.56
 12.25  -  12.49        205         6,516,102.12              1.74
 12.50  -  12.74        171         5,734,724.23              1.53
 12.75  -  12.99        183         5,524,449.04              1.47
 13.00  -  13.24        142         4,488,000.50              1.20
 13.25  -  13.49        171         4,832,695.20              1.29
 13.50  -  13.74         93         3,141,246.42              0.84
 13.75  -  13.99         89         2,537,525.62              0.68
 14.00  -  14.24        118         3,246,511.71              0.87
 14.25  -  14.49         75         1,960,614.84              0.52
 14.50  -  14.74         43         1,124,585.51              0.30
 14.75  -  14.99         65         1,526,430.38              0.41
 15.00  -  19.50        288         6,917,643.16              1.84
------------------------------------------------------------------
Wtd Avg     9.92      8,148      $374,998,678.29            100.00



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distribution of Remaining Months to Maturity

Mos. to Maturity        Count              Balance      % by Balance
--------------------------------------------------------------------
     9  -     30           3           $ 17,805.72              0.00
    31  -     60          24            305,271.66              0.08
    61  -     90          47            887,955.22              0.24
    91  -    120         261          4,754,463.46              1.27
   121  -    150          65          1,497,360.52              0.40
   151  -    180         845         23,575,077.78              6.29
   181  -    210           5            190,663.43              0.05
   211  -    240       3,103        119,156,548.17             31.78
   241  -    270           1             64,730.00              0.02
   271  -    300         190          9,880,378.70              2.63
   301  -    360       3,604        214,668,423.63             57.25
--------------------------------------------------------------------
   Wtd     301.5       8,148       $374,998,678.29            100.00
   Avg


Distribution of Maximum Cap

Max Cap (%)            Count               Balance      % by Balance
---------------------------------------------------------------------
  10.75  -  11.00         13        $ 1,061,331.70              0.28
  11.01  -  11.50         39          2,718,390.60              0.72
  11.51  -  12.00        132          9,698,299.07              2.59
  12.01  -  12.50        377         27,441,449.56              7.32
  12.51  -  13.00        426         25,830,620.18              6.89
  13.01  -  13.50        683         41,712,468.66             11.12
  13.51  -  14.00        574         31,952,826.00              8.52
  14.01  -  14.50        867         42,837,417.00             11.42
  14.51  -  15.00        883         41,647,963.45             11.11
  15.01  -  15.50        622         26,793,202.77              7.14
  15.51  -  16.00        788         33,279,236.01              8.87
  16.01  -  16.50        631         25,220,917.22              6.73
  16.51  -  17.00        470         17,254,027.34              4.60
  17.01  -  17.50        376         12,250,826.35              3.27
  17.51  -  18.00        324          9,976,197.07              2.66
  18.01  -  18.50        264          7,968,277.34              2.12
  18.51  -  19.00        209          5,841,359.27              1.56
  19.01  -  19.50        117          3,069,795.16              0.82
  19.51  -  20.00        121          3,024,195.58              0.81
  20.01  -  24.50        232          5,419,877.96              1.45
--------------------------------------------------------------------
Wtd Avg     14.92      8,148       $374,998,678.29            100.00



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distribution of Gross Margins

Gross Margin (%)    Count            Balance     % by Balance
-------------------------------------------------------------
0.50  -  0.50           1    $     62,075.88             0.02
0.51  -  1.00          14       1,088,202.82             0.29
1.01  -  1.50          55       3,841,517.34             1.02
1.51  -  2.00         206      15,296,592.14             4.08
2.01  -  2.50         292      17,870,569.88             4.77
2.51  -  3.00         553      35,524,998.03             9.47
3.01  -  3.50         584      32,595,553.42             8.69
3.51  -  4.00         733      42,861,427.27            11.43
4.01  -  4.50         918      44,972,930.76            11.99
4.51  -  5.00         757      35,424,880.35             9.45
5.01  -  5.50         784      33,611,087.43             8.96
5.51  -  6.00         761      31,126,217.45             8.30
6.01  -  6.50         544      22,115,582.43             5.90
6.51  -  7.00         479      16,612,869.38             4.43
7.01  -  7.50         350      11,321,042.10             3.02
7.51  -  8.00         313       9,379,908.52             2.50
8.01  - 14.50         804      21,293,223.09             5.68
-------------------------------------------------------------
Wtd Avg  4.80       8,148    $374,998,678.29           100.00

Distribution of Next Adjustment Date

Month                Count           Balance     % by Balance
-------------------------------------------------------------
Sep-00                  2    $    221,379.84             0.06
Oct-00                  2         207,395.92             0.06
Nov-00                  6         534,260.60             0.14
Dec-00                 11         826,962.49             0.22
Jan-01                 22       1,753,144.04             0.47
Feb-01                 51       4,151,028.97             1.11
Mar-01                127      10,173,684.02             2.71
Apr-01                240      18,422,678.25             4.91
May-01              2,213     100,721,606.07            26.86
Jun-01              2,301     101,466,267.38            27.06
Jul-01              1,867      81,051,211.85            21.61
Aug-01              1,279      54,534,412.72            14.54
Jun-02                  2          71,674.11             0.02
Jul-02                 10         413,850.66             0.11
Aug-02                  6         239,921.35             0.06
Nov-02                  1          15,197.32             0.00
May-03                  6         119,758.93             0.03
Jun-03                  2          74,243.77             0.02
-------------------------------------------------------------
Total               8,148    $374,998,678.29           100.00



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Net Funds Cap Schedule
                Assumptions
Closing Date: September 27, 2000
                1-Yr Libor: 20%
                1-Yr CMT: 20%

                                    30/360
                                     Rate
Period               Date             Cap
  0               09/18/2000             -
  1               10/20/2000         8.92133
  2               11/20/2000         8.92265
  3               12/20/2000         8.92357
  4               01/20/2001         8.92371
  5               02/20/2001         8.92385
  6               03/20/2001         8.92400
  7               04/20/2001         8.92414
  8               05/20/2001         8.92616
  9               06/20/2001         8.92631
  10              07/20/2001         9.65132
  11              08/20/2001        10.19195
  12              09/20/2001        10.62496
  13              10/20/2001        10.41804
  14              11/20/2001        10.41932
  15              12/20/2001        10.42024
  16              01/20/2002        10.42039
  17              02/20/2002        10.42054
  18              03/20/2002        10.42069
  19              04/20/2002        10.42084
  20              05/20/2002        10.42284
  21              06/20/2002        10.42299
  22              07/20/2002        11.14557
  23              08/20/2002        11.68606
  24              09/20/2002        12.12197
  25              10/20/2002        12.41696
  26              11/20/2002        12.41753
  27              12/20/2002        12.41792
  28              01/20/2003        12.41793
  29              02/20/2003        12.42025
  30              03/20/2003        12.42025
  31              04/20/2003        12.42025
  32              05/20/2003        12.42117
  33              06/20/2003        12.42117
  34              07/20/2003        12.78322
  35              08/20/2003        13.05358
  36              09/20/2003        13.27282
  37              10/20/2003        13.42031
  38              11/20/2003        13.42031
  39              12/20/2003        13.42031
  40              01/20/2004        13.42031
  41              02/20/2004        13.42259
  42              03/20/2004        13.42259
  43              04/20/2004        13.42258
  44              05/20/2004        13.42258
  45              06/20/2004        13.42257
  46              07/20/2004        13.42256
  47              08/20/2004        13.42275
  48              09/20/2004        13.42382

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Maturity Matrix

       Settle             9/27/2000
A-1 First Pay             11/4/2000
A-2 First Pay            11/11/2000
A-3 First Pay            11/14/2000

  Class                   Balance
  IIA-1                  125,000,000.00
  IIA-2                  125,000,000.00
  IIA-3                  125,000,000.00

   1YR CMT                 6.19700%
   1YR LIBOR               6.87750%

To Call
------------------------------------------------------------------------------------------------
               Scenario         0%      150%       200%     250%      300%      350%     400%
                               MHP      MHP        MHP      MHP       MHP       MHP      MHP
------------------------------------------------------------------------------------------------
Class IIA-1         WAL       10.73     2.14       1.69     1.41      1.21      1.06     0.95
              ----------------------------------------------------------------------------------
               Maturity       4/2017   1/2005     2/2004   7/2003    2/2003   10/2002   8/2002
------------------------------------------------------------------------------------------------
Class IIA-2         WAL       19.51     7.09       5.53     4.52      3.82      3.31     2.92
              ----------------------------------------------------------------------------------
               Maturity       8/2022   3/2011    12/2008   6/2007    5/2006    8/2005   1/2005
------------------------------------------------------------------------------------------------
Class IIA-3         WAL       23.51    15.46      12.67    10.50      8.91      7.66     6.72
              ----------------------------------------------------------------------------------
                Maturity      1/2025   5/2019     6/2016  11/2013   12/2011    5/2010   3/2009
------------------------------------------------------------------------------------------------


To Maturity
------------------------------------------------------------------------------------------------
               Scenarios        0%      150%     200%       250%      300%      350%     400%
                               MHP      MHP       MHP        MHP       MHP       MHP      MHP
------------------------------------------------------------------------------------------------
Class A-1            WAL      10.73     2.14       1.69     1.41      1.21      1.06     0.95
              ----------------------------------------------------------------------------------
                Maturity      4/2017   1/2005     2/2004   7/2003    2/2003   10/2002   8/2002
------------------------------------------------------------------------------------------------
Class A-2            WAL      19.51     7.09       5.53     4.52      3.82      3.31     2.92
              ----------------------------------------------------------------------------------
                Maturity      8/2022   3/2011    12/2008   6/2007    5/2006    8/2005   1/2005
------------------------------------------------------------------------------------------------
Class A-3            WAL      23.73    16.37      13.80    11.71     10.05      8.74     7.68
              ----------------------------------------------------------------------------------
                Maturity      7/2030   7/2030     7/2030   7/2030    7/2030    7/2030   7/2030
------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.